FMI FUNDS, INC.

                          SUPPLEMENT TO THE PROSPECTUS
                             DATED JANUARY 18, 2001

          FMI Focus Fund (the "Fund"), a series of FMI Funds, Inc., a Maryland corporation (the "Company"), has given notice that a Special Meeting of Shareholders will be held on April 30, 2001, at which Special Meeting the Company's shareholders will be asked to vote upon the following proposals:

          1. a proposal to approve a new investment advisory agreement for the Fund between the Company and Fiduciary Management, Inc.;

          2. a proposal to approve a sub-advisory agreement for the Fund between the Company, Fiduciary Management, Inc. and Lane Primack Asset Management, LLC;

          3. a proposal to elect seven (7) directors to the Company's Board of Directors; and

          4. a proposal to change the Fund's investment company classification concerning diversification of investments from "diversified" to "non-diversified."

          A proxy statement dated March 30, 2001, contains additional information regarding the above proposals. You may obtain a copy of the proxy statement without charge by writing to the Company at 225 East Mason Street, Milwaukee, Wisconsin 53202, Attention: Corporate Secretary, or by calling 1-800-811-5311. The Special Meeting of Shareholders may be adjourned pending the presence of a quorum.

          The date of this Supplement is April 2, 2001.